UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2025

THE GOODYEAR TIRE & RUBBER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Innovation Way, Akron, Ohio		44316-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 796-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	GT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2025, the shareholders of The Goodyear Tire & Rubber Company (“Goodyear” or the “Company”) approved an amendment to the 2022 Performance Plan (the “2022 Plan”) at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”). The Company’s Board of Directors previously adopted the amendment to the 2022 Plan upon the recommendation of the Human Capital and Compensation Committee and subject to the approval of shareholders at the Annual Meeting. The amendment authorizes an additional 12,400,000 common shares for issuance under the 2022 Plan. The amended 2022 Plan is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed March 10, 2025. The foregoing description of the amended 2022 Plan, and the summary contained in the Company’s 2025 Proxy Statement, are qualified in their entirety by reference to the full text of the amended 2022 Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on April 14, 2025, 240,342,247 shares of common stock, without par value, or approximately 84% of the 285,114,491 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy.

Set forth below are the matters acted upon by Goodyear shareholders at the Annual Meeting, and the final voting results on each matter.

1. Election of Directors. Twelve persons were nominated by the Board of Directors for election as directors of Goodyear, each to hold office for a one-year term expiring at the 2026 annual meeting of shareholders and until his or her successor is duly elected and qualified. Each nominee was elected. There were 31,420,533 broker non-votes with respect to each nominee. The votes cast for or against, as well as abstentions with respect to, each nominee were as follows:

Name of Director	Shares of Common Stock Voted For	Shares of Common Stock Voted Against	Abstentions
Norma B. Clayton	203,099,422 (97.2%)	5,368,607 (2.6%)	453,685 (0.2%)
James A. Firestone	200,199,142 (95.8%)	8,267,014 (4.0%)	455,558 (0.2%)
Werner Geissler	202,298,988 (96.8%)	6,170,994 (3.0%)	451,732 (0.2%)
Joseph R. Hinrichs	203,778,585 (97.6%)	4,673,771 (2.2%)	469,358 (0.2%)
Laurette T. Koellner	201,859,596 (96.6%)	6,627,905 (3.2%)	434,213 (0.2%)
Karla R. Lewis	204,187,787 (97.7%)	4,197,742 (2.0%)	536,185 (0.3%)
John E. McGlade	201,784,763 (96.6%)	6,691,441 (3.2%)	445,510 (0.2%)
Max H. Mitchell	205,031,154 (98.1%)	3,422,950 (1.7%)	467,610 (0.2%)
Hera K. Siu	204,615,428 (97.9%)	3,828,136 (1.9%)	478,150 (0.2%)
Mark W. Stewart	203,513,461 (97.4%)	4,875,867 (2.3%)	532,386 (0.3%)
Michael R. Wessel	204,774,413 (98.0%)	3,693,021 (1.8%)	454,280 (0.2%)
Roger J. Wood	204,826,779 (98.0%)	3,575,003 (1.7%)	519,932 (0.3%)

2. Advisory vote regarding the compensation of named executive officers. An advisory resolution that the shareholders approve the compensation of Goodyear’s named executive officers was submitted to, and voted upon by, the shareholders. There were 195,685,184 shares of common stock voted in favor of, and 12,515,531 shares of common stock voted against, said resolution. The holders of 720,999 shares of common stock abstained and there were 31,420,533 broker non-votes. The resolution, having received the affirmative vote of the holders of at least a majority (94.0%) of the votes cast “for” and “against” the matter at the Annual Meeting, was adopted.

3. Proposal to approve the adoption of an amendment to the 2022 Performance Plan. A resolution that the shareholders approve the adoption of an amendment to the 2022 Plan was submitted to, and voted upon by, the shareholders. There were 200,649,200 shares of common stock voted in favor of, and 7,467,714 shares of common stock voted against, said resolution. The holders of 804,800 shares of common stock abstained and there were 31,420,533 broker non-votes. The resolution, having received the affirmative vote of the holders of at least a majority (70.4%) of the shares of common stock outstanding and entitled to vote at the Annual Meeting, was adopted.

4. Ratification of appointment of independent registered public accounting firm. A resolution that the shareholders ratify the action of the Audit Committee in selecting and appointing PricewaterhouseCoopers LLP as the independent registered public accounting firm for Goodyear for the year ending December 31, 2025 was submitted to, and voted upon by, the shareholders. There were 233,204,330 shares of common stock voted in favor of, and 6,192,071 shares of common stock voted against, said resolution. The holders of 945,846 shares of common stock abstained and there were no broker non-votes. The resolution, having received the affirmative vote of the holders of at least a majority (81.8%) of the shares of common stock outstanding and entitled to vote at the Annual Meeting, was adopted.

5. Shareholder proposal. A resolution requesting that the Board of Directors adopt policies regarding tire and road wear particle goals and timelines was submitted to, and voted upon by, the shareholders. There were 11,555,112 shares of common stock voted in favor of, and 194,801,008 shares of common stock voted against, said resolution. The holders of 2,565,594 shares of common stock abstained and there were 31,420,533 broker non-votes. The resolution, having failed to receive the affirmative vote of the holders of at least a majority (4.1%) of the shares of common stock outstanding and entitled to vote at the Annual Meeting, was not adopted.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	2022 Performance Plan of the Company, as amended April 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Date: April 16, 2025	By:	/s/ Daniel T. Young
Daniel T. Young
Secretary